UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2016

RELYPSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36184	26-0893742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Cardinal Way

Redwood City, CA 94063

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 421-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 25, 2016, Relypsa, Inc. (“Relypsa”) announced results from 12 Phase 1 studies in healthy volunteers evaluating potential drug-drug interactions between Veltassa® (patiromer) for oral suspension and 12 drugs that had previously demonstrated binding in in vitro tests. When Veltassa was administered at the same time as the drugs being tested, there was no clinically meaningful reduction in absorption for nine of the 12 drugs. Three drugs showed reduced absorption when they were co-administered with Veltassa, however, when dosing of Veltassa and these drugs was separated by 3 hours, no reduction in absorption was observed.

The drug-drug interaction program submitted as part of Veltassa’s New Drug Application (NDA) included in vitro drug-drug interaction tests (conducted in test-tubes).

In these initial in vitro tests, 14 of the 28 drugs showed no binding with Veltassa, including:

•	Antihypertensive medicines (renin angiotensin aldosterone system, or RAAS, inhibitors) – lisinopril, spironolactone, valsartan

•	Cholesterol lowering medicine – atorvastatin

•	Anticoagulant and antiplatelet medicines – apixaban, aspirin, rivaroxaban

•	Cardiac glycoside – digoxin

•	Antidiabetic medicine – glipizide

•	Antigout medicine – allopurinol

•	Antibiotics – amoxicillin, cephalexin

•	Antiepileptic – phenytoin

•	Vitamin – riboflavin

Fourteen drugs did show binding in vitro and, of these, 12 were selected for further testing in healthy volunteer studies to assess whether the results seen in vitro translated into an effect in people. These randomized, open-label studies were initiated in September 2015 and used a three-way cross-over design. They evaluated the absorption of these 12 drugs when either co-administered with Veltassa or when administered 3 hours apart from Veltassa. In each study, participants received:

•	The test drug alone;

•	Veltassa and the test drug administered at the same time; or

•	Veltassa administered 3 hours after the test drug.

For each drug tested, the studies evaluated the concentration in the blood over time (area under the curve or AUC) and the peak blood concentration (Cmax).

Results of Phase 1 In Vivo Studies

Drugs	Veltassa and test drug administered at the same time	Veltassa administered 3 hours after test drug
Lithium (psychiatric medicine)	• No clinically meaningful reduction in absorption (AUC) • No impact on peak concentration (Cmax)	• No impact on absorption (AUC) • No impact on peak concentration (Cmax)
Trimethoprim (antibiotic)
Verapamil (antihypertensive)
Warfarin (anticoagulant)
Amlodipine (antihypertensive)	• No clinically meaningful reduction in absorption (AUC) • Some reduction in peak concentration (Cmax)
Cinacalcet (calcimimetic)
Clopidogrel (antiplatelet)
Furosemide (diuretic)
Metoprolol (antihypertensive)
Ciprofloxacin (antibiotic)	• Reduced absorption (AUC) • Reduced peak concentration (Cmax)
Levothyroxine (thyroid hormone replacement)
Metformin (antidiabetic)
Quinidine (antiarrhythmic)	• Not tested in humans (quinidine rarely used; thiamine commonly present in food)
Thiamine (vitamin)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2016	RELYPSA, INC.

	By:	/s/ Ronald A. Krasnow
Ronald A. Krasnow Senior Vice President and General Counsel